NYSE: IDT

Investor Presentation

Sidoti Small Cap Virtual Conference

March 2023

Forward-Looking Statements

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate, “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

IDT | Increasing profitability & strong balance sheet

Positioned to Outperform in Volatile Interest Rate Environment



Consolidated Adjusted EBITDA[1]
(in millions)
+39%
CAGR
$30.8
$46.9
$74.5
$79.1
$89.8
2019
2020
2021
2022
TTM
Fiscal years ended July 31

- $157 million in cash + current investments ($6.14 / share)[2]
- $0 debt[3]
- Net cash provided by operating activities - $53 MM (TTM)[4]

IDT | Businesses built around common strategic assets

High-Growth, High-Margin Business Segments	
NATIONAL RETAIL SOLUTIONS	Integrated POS-based solutions tailored for independent retailers
net2phone	Cloud communications for business
BOSS MONEY	International remittances and neobanking

Cash Generative Traditional Communications Segment	
IDT DIGITAL PAYMENTS	Mobile top-up and other non-cash digital payments
BOSS REVOLUTION	International long-distance calling
IDT global	Wholesale voice and SMS services

High Growth
High Margin Businesses

National Retail Solutions (NRS)

Our integrated cloud software and POS-based solutions enable independent retailers to operate more profitably while offering consumer packaged goods marketers unprecedented reach and insight into urban markets


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NRS | Unique POS-based solutions for an underserved market

- TAM: 200K+ independent retailers in the U.S
- Key functionalities enhance retailer ‘stickiness’
- NRS solution typically replaces ‘dumb’ terminal or cash box

NRS INSIGHTS

NRS DIGITAL MEDIA

NRS PAY

NRS FUNDING

NRS PETRO

NRS | Multiple high-margin recurring revenue streams

Recurring Revenue at $73+ Million Annual Run Rate[5]


ADVERTISE WITH US
THOUSANDS
MILLIONS
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NRS PAY

Advertising & Data
49% of Revenue

- Advertisers purchase static and video ad impressions on customer-facing screens
- Data analytic companies, CPGs and distributors purchase transaction data

Merchant Services
41% of Revenue

Retailers utilize NRS PAY, an integrated payment processing solution

SaaS Fees
10% of Revenue

Retailers pay a monthly software subscription fee

New Services

- Working capital advances
- E-commerce solutions

NRS | Robust platform and top line growth

Active POS Terminals[6]

(in thousands)

+35%
to 22,400


16.5
17.9
19.4
20.8
22.4
2Q22
3Q22
4Q22
1Q23
2Q23

Quarters of fiscal years ended July 31st

+55%
to 12,500
Payment Processing Accounts[8]

Recurring Revenue[7]

(in millions)

+103%
to $18.3 million


$9.0
$10.0
$17.7
$17.8
$18.3
2Q22
3Q22
4Q22
1Q23
2Q23

Quarters of fiscal years ended July 31st

+49%
to $283
Monthly Average Recurring Revenue Per Terminal[9]

NRS | Adjusted EBITDA expansion with large opportunities ahead

Adjusted EBITDA[1]

(in millions)



+166%
2Q23 / 2Q22
$2.2
$1.3
$7.1
$5.7
$6.0
2Q22
3Q22
4Q22
1Q23
2Q23

Quarters of fiscal years ended July 31st

Scalable Business Model

- Expansion driven by high growth, high margin offerings
- Adjusted EBITDA margin expanded from 24% in FY2022 to 30% in H1 FY2023.

Long Runway Opportunities

- 10%-15% current POS market penetration
- Expand TAM through adjacent retail market verticals
- Further monetization of advertising inventory
- International expansion
- New offerings in development

net2phone

Our cloud-based, unified communications and contact center solutions help businesses around the globe succeed by interacting with their consumers with enhanced intelligence and insights



A Growth Leader Pursuing Exceptional Market Opportunities

"Frost & Sullivan regards net2phone as one of the fastest-growing UCaaS providers in the (LATAM) region, holding a top 8 position in terms of market share. [10]

$70 billion

Unified Communications as a Service (UCaaS)

Global market opportunity by 2028 with CAGR of 13.4% [11]

$15 billion

Contact Center as a Service (CCaaS)

Global market opportunity by 2029 with CAGR of 17.5% [12]

net2phone | Differentiated product & go-to-market strategy

Differentiated Leader in the 'Sweet Spot' of Communications as a Service

Focus on Mid-Enterprise Markets

Differentiated Footprint in Global Markets

Channel Partners Drive Customer Acquisition

- User Portals
- Voice
- Web Calling
- Video
- Messaging
- Contact Center
- Mobile App
- Analytics
- Integrations



net2phone | Exceptional growth & margins

Growth Rates Above Industry Averages

+27% Seat Growth[13]

+30% Subscription Revenue Growth[14]

Subscription Revenue[15] & Seats[16]



Millions
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
350
325
300
275
250
225
Thousands
2Q22
3Q22
4Q22
1Q23
2Q23
Subscription revenue
Seats

Quarters of fiscal years ended July 31st

net2phone | Focus on profitable growth



Adjusted EBITDA[1]
(in millions)
$(1.9)
$(0.9)
$(0.4)
$0.3
$0.8
2Q22
3Q22
4Q22
1Q23
2Q23
Quarters of fiscal years ended July 31st

- Achieved two consecutive quarters of positive Adjusted EBITDA.
- Nearing cash-flow profitability inclusive of approximately $21MM run rate annual spend for customer acquisitions.

BOSS MONEY

Our international remittance services enable customers in the U.S. to send money to friends and family in over 50 countries.



Robust platform driving durable expansion

Money Transfer Transactions
(in millions)



+48%
5-year CAGR
2017-2022
1.3
2.3
3.5
5.6
7.5
9.4
11.0
2017
2018
2019
2020
2021
2022
TTM

Fiscal years ended July 31st

Building Out a Strategically Focused Platform

- Focus on LATAM and Africa payout networks
- Payout in 315,000 locations via 1,500 payers in 50+ countries + direct bank deposits + mobile wallets
- Omni channel including both digital (Apps & Web) and retail
- Robust compliance capabilities

Superior User Digital Experience

- BOSS Money app receives superlative reviews
- User-rated 4.8 out of 5 stars in App Store
- Over 80% of customers are repeat users

Efficient Online & Offline Customer Acquisition

- Successful cross-selling to existing BOSS customers
- Sophisticated CRM campaigns
- Trust in IDT/BOSS brand
- Jonathan Mensah -BOSS Revolution Brand Ambassador
- Referral programs provide powerful incentives


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BOSS MONEY | Robust revenue growth and opportunities

Growth Drivers

- Cross-marketing within BOSS ecosystem
- Popularity of BOSS Money app
- Money transfer added to BOSS Calling app
- Refined pricing models and capabilities
- Enhanced user and retailer experiences

Planned Initiatives - FY23 & Beyond

- Launched origination from Canada
- New corridors to African and Caribbean destinations
- Expanded payout networks
- Roll-out of neo-banking and wallets
- Insurance products and services
- Corporate banking offerings from IDT's Gibraltar-based bank

BOSS Money Revenue
(in millions)



+47%
2Q23/2Q22
$12.0
$15.1
$16.4
$17.6
$17.6
2Q22
3Q22
4Q22
1Q23
2Q23

Quarters of fiscal years ended July 31st

Traditional Communications Segment

Traditional Communications | Strong cash generation

IDT DIGITAL PAYMENTS

Cross-border value transfer through mobile-top-up and other digital prepaid offerings

$444 MM

TTM Revenue[4]

BOSS REVOLUTION

International calling serving ~3MM customers

$351 MM

TTM Revenue[4]

IDT global

Voice & SMS Services

Terminates & manages international voice traffic and SMS through direct connections to 156 countries

$250 MM

TTM Revenue[4]

IDT
Consolidated

IDT | High growth businesses driving financial improvement

Revenue
2Q23 / 2Q22

+49% Growth Segments

-14% Traditional Communications Segment

Consolidated Adjusted EBITDA[1]
by reporting segment



Millions
$100
$80
$60
$40
$20
$-
$(20)
$(40)
2019
2020
2021
2022
TTM
High Growth Business Segments
Traditional Communications Segment + Corporate Overhead
42%
3-year CAGR

Fiscal years ended July 31st

Thank You

invest@idt.net

Footnotes

(1) Throughout this presentation, Adjusted EBITDA is a Non-GAAP measure intended to provide useful information that supplements IDT's or the relevant segment's results in accordance with GAAP. Please refer to the Non-GAAP Reconciliation at the end of this presentation for an explanation of these terms and their respective reconciliations to the most directly comparable GAAP measure. TTM - for the twelve months ended January 31, 2023.

(2) As of January 31, 2023. Cash + current investments includes unrestricted cash and cash equivalents, debt securities and current equity investments.

(3) As of January 31, 2023.

(4) TTM - For the twelve months ended January 31, 2023

(5) NRS' recurring revenue is the aggregate of NRS Advertising & Data, Merchant Services and SaaS Fee revenues. Recurring revenue excludes the one time revenue from the sale of NRS terminals. Percentages of revenue below are percentages of aggregate recurring revenue for the three months ended January 31, 2023.

(6) Active POS Terminals as of January 31, 2023. Quarters in chart are for fiscal years ended July 31st. Percentage change is 2QFY23 to 2QFY22.

(7) Recurring revenue as defined in (5) above. Quarters in chart are for fiscal years ended July 31st. Percentage change is 2QFY23 compared to 2QFY22.

(8) Payment Processing Accounts as of January 31, 2023. The percentage change is 2QFY23 compared to 2QFY22.

Footnotes, continued

(9) Monthly Average Recurring Revenue per Terminal is a financial metric aggregating the revenue of NRS Advertising & Data, Merchant Services and SaaS Fees divided by the average number of active terminals operating during 2QFY23, (the three months ended January 31, 2022). The percentage change is 2QFY2023 compared to 2QFY2022.

(10) Frost & Sullivan. "Frost RadarTM: Unified Communications as a Service Market in Latin America and the Caribbean, 2022"

(11) Fortune Business Insights, "Unified Communication as a Service (UCaaS) Market Size, Share & COVID-19 Impact Analysis and Regional Forecast, 2021-2028"

(12) Fortune Business Insights, "Contact Center as a Service (CCaaS) Market Size, Share & COVID-19 Impact Analysis and Regional Forecast, 2022-2029"

(13) net2phone seats are seats served at January 31, 2023 compared to seats served at January 31, 2022. Year over year increase includes approximately 6,000 seats added through the acquisition of a CCaaS provider in 3QFY2022 and subsequent sales of approximately 3,000 CCaaS seats thereafter.

(14) net2phone subscription revenue excludes equipment (phone) sales and revenue generated by a legacy SIP trunking offering in Brazil. Subscription revenue percentage increases are 2QFY2023 compared to 2QFY2022.

(15) net2phone subscription revenue as defined in (14) above.

(16) net2phone seat served as of the end of the fiscal quarter for fiscal years ended July 31st.

Non-GAAP Reconciliation

IDT | Non-GAAP Reconciliation

IDT's Adjusted EBITDA is a non-GAAP measure. Generally, a non-GAAP measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP).

Management believes that IDT's Adjusted EBITDA provides useful information to both management and investors by excluding certain expenses and non-routine gains and losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strength in its financial and operational decision making. Management also uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported Adjusted EBITDA and believes this measure is commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting.

Management refers to Adjusted EBITDA, as well as the GAAP measures income (loss) from operations and net income on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or capitalized in prior periods. IDT's Adjusted EBITDA, which is exclusive of depreciation and amortization, is a useful indicator of its current performance.

Severance expense is excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

IDT | Non-GAAP Reconciliation, continued

Other operating (expense) gain, net, which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. Other operating (expense) gain, net includes accruals for non-income related taxes related to one of IDT's foreign entities, a gain from the sale of IDT's rights under a class action lawsuit, expense for the indemnification of a net2phone cable telephony customer related to patent infringement claims brought against the customer, legal fees net of insurance claims related to Straight Path Communications Inc.'s stockholders' class action, gains from the write-offs of a contingent consideration liabilities, and gains on sales of certain assets. From time-to-time, IDT may have gains or incur costs related to non-routine legal and tax matters, and write-off of assets, however, these various items generally do not occur each quarter. IDT believes the gain and losses from these non-routine matters are not components of IDT's or the relevant segment's core operating results.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities, net income (loss), or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measures, which is income (loss) from operations for IDT's reportable segments and net income attributable to IDT on a consolidated basis.

IDT | FINANCIALS · Non-GAAP Reconciliation – Slide 3

Reconciling Net Income to Adjusted EBITDA
for IDT Consolidated
(USD in thousands)

	FY 2019	FY 2020	FY 2021	FY 2022	Q2 23 TTM
Net income attributable to IDT Corporation	134	21,430	96,475	27,028	47,638
Adjustments:					
Net income (loss) attributable to noncontrolling interests	196	(12)	416	1,977	3,320
Net income	330	21,418	96,891	29,005	50,958
Provision for (benefit from) income taxes	123	(3,700)	(31,667)	5,878	12,864
Income before income taxes	453	17,718	65,224	34,883	63,822
Interest (income), net	(776)	(1,043)	(318)	(146)	(1,334)
Other (income) expense, net	(682)	1,267	(7,916)	25,352	8,416
(Loss) income from operations	(1,005)	17,942	56,990	60,089	70,904
Depreciation and amortization	22,632	20,406	17,764	18,115	19,091
Severance expense	1,438	3,503	452	116	361
Other operating expense (gain), net	7,726	5,063	(731)	826	(520)
Adjusted EBITDA	30,791	46,914	74,475	79,146	89,836

Reconciling Income from Operations to Adjusted EBITDA
for NRS
(USD in thousands)

	2Q22	3Q22	4Q22	1Q23	2Q23
Income from operations	2,058	1,078	6,725	5,231	5,374
Depreciation and amortization	183	207	355	478	594
Adjusted EBITDA	2,241	1,285	7,080	5,709	5,968

Reconciling Loss from Operations to Adjusted EBITDA
for net2phone
(USD in thousands)

	2Q22	3Q22	4Q22	1Q23	2Q23
Loss from operations	(2,866)	(2,256)	(1,817)	(1,056)	(575)
Depreciation and amortization	1,260	1,343	1,443	1,352	1,390
Other operating (gain), net	(293)				
Adjusted EBITDA	(1,899)	(913)	(374)	296	815

IDT | FINANCIALS · Non-GAAP Reconciliation – Slide 23

Reconciling (Loss) Income from Operations to Adjusted EBITDA
for Reporting Segments
(USD in thousands)

	FY 2019	FY 2020	FY 2021	FY 2022	Q2 23 TTM
Growth					
(Loss) income from operations	(27,272)	(13,683)	(17,660)	(6,811)	10,388
Depreciation and amortization	4,963	5,911	7,087	8,511	9,630
Severance expense	-	200	-	59	-
Other operating (gain) expense, net	(18)	638	467	(313)	(1,966)
Adjusted EBITDA	(22,327)	(6,934)	(10,106)	1,446	18,052
Traditional Communications & Corporate Overhead					
Income from operations	26,267	31,629	74,634	66,900	60,516
Depreciation and amortization	17,669	14,495	10,677	9,604	9,462
Severance expense	1,438	3,303	452	57	361
Other operating expense (gain), net	7,744	4,425	(1,198)	1,139	1,447
Adjusted EBITDA	53,118	53,851	84,564	77,700	71,785